UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-A FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

OVERTECH CORP.
(Exact name of registrant as specified in its charter)

NEVADA	NONE
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Waiblingerstrasse 34 Stuttgart, Germany	70372
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered	Name of each exchange on which each class is to be registered

Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:	333-191251

Securities to be registered pursuant to Section 12(g) of the Act:
Common Shares, Par Value $0.001 Per Share

ITEM 1.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the shares of common stock, par value $0.001 per share, of Overtech Corp. (the “Registrant”) contained in the Registrant’s Registration Statement on Form S-1, originally filed on September 19, 2013, as amended November 21, 2013 and December 4, 2013 and by post-effective amendment on June 18, 2014, with the United States Securities and Exchange Commission (File No. 333-191251) is incorporated by reference into this Registration Statement.

ITEM 2.

EXHIBITS.

Exhibit Number	Description of Exhibits
3.1	Articles of Incorporation.(1)
3.2	Bylaws.(1)

Notes:

(1)

Incorporated herein by reference to the Registrant’s Registration Statement on Form S-1 filed on September 19, 2013.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

OVERTECH CORP.

Date:	August 21, 2014	By:	/s/ Elmedina Adzemovic
ELMEDINA ADZEMOVIC
President
(Principal Executive Officer)